                                 EXHIBIT 99.1

                               VOTING AGREEMENT

                               VOTING AGREEMENT


          VOTING AGREEMENT dated February 20, 2001 (as amended, this "Voting
                                                                      ------
Agreement") is by and between MOTOROLA, INC., a Delaware corporation ("Parent"),
---------                                                              ------
and ROB N. SHADDOCK, JOHN R. FORREST, LYNN J. DAVIS, JOHN L. RYNEARSON, RICHARD
J. THOMPSON, MALCOLM BROWNSELL, M. KEITH BURGESS, DONALD B. CROSBIE and KEVIN PARSLOW (collectively, the "Stockholders" and each individually is a
                            ------------
"Stockholder").
------------

                                   RECITALS

          WHEREAS, concurrent with the execution of this Voting Agreement, Parent, Blue Wave Systems Inc., a Delaware corporation (the "Company"), and
                                                             -------
Merger Sub, a Delaware corporation and a wholly owned subsidiary of Parent, have entered into an Agreement and Plan of Merger dated of even date herewith (as amended from time to time, the "Merger Agreement") pursuant to which Merger Sub
                                ----------------
will be merged with and into the Company, with the Company continuing as the surviving corporation and as a direct wholly owned subsidiary of Parent (the "Merger");
 ------

          WHEREAS, the Stockholders are the record and beneficial owners of shares of common stock, par value $0.01 per share, of the Company (the "Shares")
                                                                        ------
in the amounts set forth opposite the Stockholder's name and signature on the signature page hereof; and

          WHEREAS, as an inducement and a condition to entering into the Merger Agreement, Parent desires that each of the Stockholders agrees, and each of the Stockholders is willing to agree, to enter into this Voting Agreement.

          NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parent and each of the Stockholders, intending to be legally bound, hereby agree as follows:

          1.  Certain Definitions.  In addition to the terms defined elsewhere
              -------------------
herein, capitalized terms used and not defined herein have the respective meanings ascribed to them in the Merger Agreement. For purposes of this Voting
Agreement:

              (a) "Affiliate" means, as to any specified Person, (i) any
                   ---------
     stockholder, equity holder, officer, or director of such Person and their family members or (ii) any other Person which, directly or indirectly, controls, is controlled by, employed by or is under common control with, any of the foregoing. For the purposes of this definition, "control" means the possession of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

              (b) "Beneficially Own" or "Beneficial Ownership" with respect to
                   ----------------      --------------------
     any securities means having "beneficial ownership" of such securities as determined pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange

     Act"), including pursuant to any agreement, arrangement or understanding, whether or not in writing. Without duplicative counting of the same securities by the same holder, securities Beneficially Owned by a Person shall include securities Beneficially Owned by all other Persons with whom such Person would constitute a "group" as within the meanings of Section 13(d)(3) of the Exchange Act.

               (c) "Person" means any individual, corporation, partnership,
                    ------
     limited liability company, joint venture, association, joint stock company, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.

          2.   Disclosure.  Each of the Stockholders hereby agrees to permit the
               ----------
Company and Parent to publish and disclose in the S-4 Registration Statement and the Proxy Statement (including all documents and schedules filed with the SEC), and any press release or other disclosure document which Parent and the Company reasonably determine to be necessary or desirable in connection with the Merger and any transactions related thereto, each Stockholder's identity and ownership of the Shares and the nature of each Stockholder's commitments, arrangements and understandings under this Voting Agreement.

          3.   Voting of Company Stock.  Each of the Stockholders hereby agrees
               -----------------------
that, during the period commencing on the date hereof and continuing until the first to occur of (a) the Effective Time or (b) the termination of the Merger Agreement in accordance with its terms (the "Termination Date"), at any meeting
                                             ----------------
of the holders of the Shares, however called, or in connection with any written consent of the holders of the Shares, he shall vote (or cause to be voted) the Shares held of record or Beneficially Owned by the Stockholder, whether heretofore owned or hereafter acquired: (i) in favor of approval of the Merger, adoption of the Merger Agreement and any actions required in furtherance thereof and hereof, (ii) against any action or agreement that would result in a breach in any respect of any covenant, representation or warranty, or any other obligation or agreement, of the Company under the Merger Agreement or any Stockholder under this Voting Agreement and (iii) except as otherwise agreed to in writing in advance by Parent, against the following actions (other than the Merger and the transactions contemplated by this Voting Agreement and the Merger Agreement): (A) any extraordinary corporate transaction, such as a merger, consolidation or other business combination involving the Company, (B) a sale, lease or transfer of a material amount of assets of the Company, or a reorganization, recapitalization, dissolution or liquidation of the Company;
(C)(1) any change in a majority of the individuals who constitute the Company's Board of Directors; (2) any change in the present capitalization of the Company or any amendment of the Company's Certificate of Incorporation or By-Laws; (3) any material change in the Company's corporation structure or business; or (4) any other action which, in the case of each of the matters referred to in clauses (C)(1), (2) or (3), is intended, or could reasonably be expected, to impede, interfere with, delay, postpone, or materially and adversely affect the Merger and the transactions contemplated by this Voting Agreement and the Merger Agreement. Each of the Stockholders agrees that the obligations under this Voting Agreement are unconditional and will remain in full force and effect notwithstanding that the Company may have received an Acquisition Proposal or that the Board of Directors of the Company may have withdrawn or amended its recommendation and approval of the Merger. Further, none of the Stockholders will enter into any agreement or understanding with any Person the effect of which would be inconsistent with or violative of any provision contained in this Section 3. Notwithstanding the foregoing, nothing in this Section 3 shall require any Stockholder to exercise any options with respect to the Shares.

          4.   Grant of Proxy; Appointment of Proxy.
               ------------------------------------

               (a) Each of the Stockholders hereby irrevocably grants to, and appoints, the Board of Directors of Parent, such Stockholder's proxy and attorney-in-fact (with full power of substitution), for and in the name, place and stead of such Stockholder, to vote such Stockholder's Shares, or grant a consent or approval in respect of such Shares as set forth in
     Section 3 hereof. None of the Stockholders shall have any claim against such proxy and attorney-in-fact, for any action taken, decision made or instruction given by such proxy and attorney-in-fact in accordance with this Voting Agreement.

               (b) Each of the Stockholders understands and acknowledges that Parent is entering into the Merger Agreement in reliance upon such irrevocable proxy. Each of the Stockholders hereby affirms that the irrevocable proxy set forth in this Section 4 is given to secure the performance of the duties of the Stockholder under this Voting Agreement. Each of the Stockholders hereby affirms that the irrevocable proxy is coupled with an interest and may under no circumstances be revoked. Each of the Stockholders hereby ratifies and confirms that such irrevocable proxy may lawfully do or cause to be done by virtue hereof.

          5.   Covenants, Representations and Warranties of each Stockholder.
               -------------------------------------------------------------
Each of the Stockholders hereby represents and warrants (with respect to such Stockholder only and not with respect to each other Stockholder) to, and agrees with, Parent as follows:

               (a) Ownership of Shares. Such Stockholder is the sole record and Beneficial Owner of the number of Shares set forth opposite such Stockholder's name on the signature page hereof. On the date hereof, the Shares set forth opposite the Stockholder's name on the signature page hereof constitute all of the Shares owned of record or Beneficially Owned by such Stockholder or with respect to which such Stockholder has voting power by proxy, voting agreement, voting trust or other similar instrument. Such Stockholder has sole voting power and sole power to issue instructions with respect to the matters set forth in Section 3 hereof, sole power of disposition, sole power of conversion, sole power to demand appraisal rights and sole power to agree to all of the matters set forth in this Voting Agreement, in each case with respect to all of the Shares set forth opposite such Stockholder's name on the signature page hereof, with no limitations, qualifications or restrictions on such rights, subject to applicable securities laws, and the terms of this Voting Agreement.

               (b) Authorization. Such Stockholder has the legal capacity, power and authority to enter into and perform all of such Stockholder's obligations under this Voting Agreement. The execution, delivery and performance of this Voting Agreement by such Stockholder will not violate any other agreement to which such Stockholder is a party including, without limitation, any voting agreement, stockholders agreement, voting trust, trust or similar agreement. This Voting Agreement has been duly and validly executed and delivered by such Stockholder and constitutes a valid and binding agreement enforceable against such Stockholder in accordance with its terms. There is no beneficiary or holder of a voting trust certificate or other interest of any trust of which such Stockholder is a trustee whose consent is required for the execution and delivery of this Voting Agreement or the consummation by such Stockholder of the transactions contemplated hereby. If such Stockholder is married and such Stockholder's Shares constitute community property, this Voting Agreement has been duly authorized, executed and delivered by, and constitutes a valid and binding agreement of, such Stockholder's spouse, enforceable against such person is accordance with its terms.

               (c) No Conflicts. (i) No filing with, and no permit, authorization, consent or approval of, any state or federal public body or authority is necessary for the execution of this Voting Agreement by such Stockholder and the consummation by such Stockholder of the transactions contemplated hereby and (ii) none of the execution and delivery of this Voting Agreement by such Stockholder, the consummation by such Stockholder of the transactions contemplated hereby or compliance by such Stockholder with any of the provisions hereof shall (A) conflict with or result in any breach of the organizational documents of such Stockholder (if applicable),
     (B) result in a violation or breach of, or constitute (with or without notice or lapse of time or both) a default (or give rise to any third party right of termination, cancellation, material modification or acceleration) under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, contract, commitment, arrangement, understanding, agreement or other instrument or obligation of any kind to which such Stockholder is a party or by which such Stockholder or any of its properties or assets may be bound, or (C) violate any order, writ injunction, decree, judgment, order, statute, rule or regulation applicable to such Stockholder or any of its properties or assets.

               (d) No Encumbrances. Except as applicable in connection with the transactions contemplated by Sections 3 and 4 hereof, such Stockholder's Shares at all times during the term hereof will be Beneficially Owned by such Stockholder, free and clear of all liens, claims, security interests, proxies, voting trusts or agreements, understandings or arrangements or any other encumbrances whatsoever.

               (e) No Solicitation. Such Stockholder agrees not to take any action inconsistent with or in violation of Section 6.2 of the Merger Agreement.

               (f) Restriction on Transfer, Proxies and Non-Interference. Such Stockholder shall not, directly or indirectly (i) except as contemplated by the Merger Agreement, offer for sale, sell, transfer, tender, pledge, encumber, assign or otherwise dispose of, or enter into any contract, option or other arrangement or understanding with respect to or consent to the offer for sale, sale, transfer, tender, pledge, encumbrance, assignment or other disposition of, any or all of any such Stockholder's Shares or any interest therein, (ii) except as contemplated by this Voting Agreement, grant any proxies or powers of attorney, deposit any Shares into a voting trust or enter into a voting agreement with respect to the Shares, or (iii) take any action that would make any representation or warranty of such Stockholder contained herein untrue or incorrect or have the effect of preventing or disabling such Stockholder from performing such Stockholder's obligations under this Voting Agreement.

               (g) Reliance by Parent. Such Stockholder understands and acknowledges that Parent is entering into the Merger Agreement in reliance upon such Stockholder's execution and delivery of this Stockholder Agreement.

          6.   Stop Transfer Legend.
               --------------------

               (a) Each of the Stockholders agrees and covenants to Parent that such Stockholder shall not request that the Company register the transfer (book-entry or otherwise) of any certificate or uncertificated interest representing any of such Stockholder's Shares, unless such transfer is made in compliance with this Voting Agreement.

               (b) Without limiting the covenants set forth in paragraph (a) above, in the event of a stock dividend or distribution, or any change in Shares by reason of any stock dividend, split-up, recapitalization, combination, exchange of shares or the like, other than pursuant to the Merger, the term "Shares" shall be deemed to refer to and include the Shares into which or for which any or all of the Shares may be changed or exchanged and appropriate adjustments shall be made to the terms and provisions of this Voting Agreement.

          7.   Further Assurances.  From time to time, at Parent's request and
               ------------------
without further consideration, each Stockholder shall execute and deliver such additional documents and take all such further lawful action as may be necessary or desirable to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Voting Agreement.

          8.   Stockholder Capacity.  If any Stockholder is or becomes during
               --------------------
the term hereof a director or an officer of the Company, such Stockholder makes no agreement or understanding herein in his capacity as such director or officer. Each of the Stockholders signs solely in his or her capacity as the record and Beneficial Owner of the Stockholder's Shares.

          9.   Termination. Except as otherwise provided herein, the covenants
               -----------
and agreements contained herein with respect to the Shares shall terminate upon the earlier of (a) the Termination Date or (b) the Effective Time.

          10.  Miscellaneous.
               -------------

               (a) Entire Agreement. This Voting Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

               (b) Certain Events. Subject to Section 5(f) hereof, each of the Stockholders agrees that this Voting Agreement and the obligations hereunder shall attach to each such Stockholder's Shares and shall be binding upon any Person to which legal or Beneficial Ownership of such Shares shall pass, whether by operation of law or otherwise, including without limitation, each Stockholder's heirs, guardians, administrators or successors. Notwithstanding any such transfer of Shares, the transferor shall remain liable for the performance of all obligations under this Voting Agreement.

               (c) Assignment. This Voting Agreement shall not be assigned by operation of law or otherwise without the prior written consent of Parent in the case of an assignment by any Stockholder and each Stockholder in the case of any assignment by Parent; provided that Parent may assign, in its sole discretion, its rights and obligations hereunder to any direct or indirect wholly owned subsidiary of Parent, but no such assignment shall relieve Parent of its obligations hereunder if such assignee does not perform such obligations.

               (d) Amendment and Modification. This Voting Agreement may not be amended, changed, supplemented, waived or otherwise modified or terminated, except upon the execution and delivery of a written agreement executed by the parties hereto affected by such amendment.

               (e) Notices. Any notice or other communication required or which may be given hereunder shall be in writing and delivered (i) personally,
     (ii) via telecopy, (iii) via overnight courier (providing proof of delivery) or (iv) via registered or certified mail (return receipt requested). Such notice shall be deemed to be given, dated and received (i) when so delivered personally, via telecopy upon confirmation, or via overnight courier upon actual delivery or (ii) two days after the date of mailing, if mailed by registered or certified mail. Any notice pursuant to this section shall be delivered as follows:

     If to the Stockholder to the address set forth for the Stockholder on Schedule A to this Voting Agreement.


          If to Parent:

          Motorola, Inc.

          1303 E. Algonquin Road
          Schaumburg, Illinois  60196
          Attn:  General Counsel
          Facsimile:  (847) 576-3750

          with a copy to:

          Winston & Strawn
          35 West Wacker Drive
          Chicago, Illinois 60601
          Attn: Oscar A. David, Esq.
          Facsimile: (312) 558-5700

               (f) Severability. Whenever possible, each provision or portion of any provision of this Stockholder Agreement will be interpreted in such a manner as to be effective and valid under applicable law but if any provision or portion of any provision of this Voting Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or portion of any provision of this Voting Agreement in such jurisdiction, and this Voting Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision or portion of any provision had never been contained herein.

               (g) Specific Performance. The parties hereto agree recognize and acknowledge that a breach by it of any covenants or agreements contained in this Stockholder Agreement will cause the other party to sustain damages for which it would not have an adequate remedy at law for money damages, and therefore each of the parties hereto agrees that in the event of any such breach the aggrieved party shall be entitled to the remedy of specific performance of such covenants and agreements and injunctive and other equitable relief in addition to any other remedy to which it may be entitled, at law or in equity.

               (h) Remedies Cumulative. All rights, powers and remedies provided under this Voting Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise of any such rights, powers or remedies by any party shall not preclude the simultaneous or later exercise of any other such right, power or remedy by such party.

               (i) No Waiver. The failure of any party hereto to exercise any right, power or remedy provided under this Voting Agreement or otherwise available in respect hereof at law or in equity, or to insist upon compliance by any other party hereto with its obligations hereunder, and any custom or practice of the parties at variance with the terms hereof, will not constitute a waiver by such party of its right to exercise any such or other right, power or remedy or to demand such compliance.

               (j) No Third Party Beneficiaries. This Voting Agreement is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

               (k) Governing Law. This Voting Agreement will be governed and construed in accordance with the laws of the State of Delaware, without giving effect to the principles of conflict of laws thereof.

               (l) WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN CONNECTION WITH ANY ACTION, SUIT OR PROCEEDING IN CONNECTION WITH THIS VOTING AGREEMENT.


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

               (m) Description Headings. The description headings used herein are for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Voting Agreement.

               (n) Counterparts. This Voting Agreement may be executed in counterparts, each of which will be considered one and the same Voting Agreement and will become effective when such counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

               (o) Recovery of Attorney's Fees. In the event of any litigation between the parties relating to this Voting Agreement, the prevailing party shall be entitled to recover its reasonable attorney's fees and costs (including court costs) from the non-prevailing party, provided that if both parties prevail in part, the reasonable attorney's fees and costs shall be awarded by the court in such a manner as it deems equitable to reflect the relative amounts and merits of the parties' claims.

                           [signature page follows]

          IN WITNESS WHEREOF, Parent and each of the Stockholders have caused this Voting Agreement to be duly executed as of the day and year first above written.


                              MOTOROLA, INC.



                                      /s/ Carl Koenemann
                              ------------------------------------------
                              Name:   Carl Koenemann
                              Title:  Executive Vice President and
                                      Chief Financial Officer,
                                      Corporate Finance


                                      /s/ Rob N. Shaddock
                              ------------------------------------------
                                      Rob N. Shaddock


                                      /s/ John R. Forrest
                              ------------------------------------------
                                      John R. Forrest


                                      /s/ Lynn J. Davis
                              ------------------------------------------
                                      Lynn J. Davis


                                      /s/ John L. Rynearson
                              ------------------------------------------
                                      John L. Rynearson


                                      /s/ Richard J. Thompson
                              ------------------------------------------
                                      Richard J. Thompson


                                      /s/ Malcolm Brownsell
                              ------------------------------------------
                                      Malcolm Brownsell


                                      /s/ M. Keith Burgess
                              ------------------------------------------
                                      M. Keith Burgess


                                      /s/ Donald B. Crosbie
                              ------------------------------------------
                                      Donald B. Crosbie


                                      /s/ Kevin Parslow
                              ------------------------------------------
                                      Kevin Parslow

                                   Schedule A


John Forrest
15 Carlyle Court
Chelsea Harbour
London SW10 OUQ
United Kingdom

Lynn Davis
6405 Harold Woods Lane
Edina, MN 55436
USA

Malcolm Brownswell
62 East Park Farm Drive
Charvil
Reading
Berkshire RG10 9US
United Kingdom

John Rynearson
6221 Pershing
Scottsdale, AZ 85254
USA

Rich Thompson
6256 NW 23/rd/ Terrace
Boca Rotan, FL 33434
USA

Rob Shaddock
The Cottage
Main Street
Allexton, Leicestershire  LE 15 9AB
United Kingdom

Kevin Parslow
52 Barrow Road
Burton on the Wolds
Loughborough, Leicestershire LE 12 5TB
United Kingdom

Don Crosbie
5224 Oak Lake Drive
Dallas, TX 75287
USA

Keith Burgess
2808 Buena Vista Court
Carrollton, TX 75007
USA


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